                                                                    Exhibit 99.4

                                                                [EXECUTION COPY]

                         *******************************

                    SUBORDINATED LOAN AND SECURITY AGREEMENT

                           DATED AS OF APRIL __, 2007

                                     BETWEEN

                                 WHX CORPORATION

                                   AS BORROWER

                                       AND

                            STEEL PARTNERS II, L.P.,

                                    AS LENDER

                         *******************************

                                TABLE OF CONTENTS
                                   (continued)
                                                                            Page
                                                                            ----

    SECTION 4.2.            Delivery of Additional Documentation

    SECTION 8.6.            Restrictions on Amendments of Existing

    SECTION 10.14.          Special Provisions Relating to Bairnco and the
                            Bairnco Subsidiaries..............................24
    SECTION 10.15.          Execution in Counterparts.........................24

EXHIBITS:

Exhibit A -        Form of Note

                                       ii

                    SUBORDINATED LOAN AND SECURITY AGREEMENT

            This Subordinated Loan and Security Agreement, dated as of April __,
2007 (this "AGREEMENT"), is made between WHX Corporation, a Delaware Corporation
(the  "BORROWER),  and Steel Partners II, L.P., a Delaware  limited  partnership
(the "LENDER").

                                    RECITALS:

            WHEREAS,  Borrower has acquired a new wholly  owned  subsidiary,  BZ
Acquisition Corp., a Delaware  corporation ("BZ ACQUISITION"),  for the purposes of BZ  Acquisition  acquiring  (the  "ACQUISITION")  no  less  than  50%  of the
outstanding  common  stock  of  Bairnco  Corporation,   a  Delaware  Corporation
("BAIRNCO") through the shareholders of Bairnco tendering their Equity Interests
(as defined herein) in Bairnco to BZ Acquisition for purchase and the subsequent merger of BZ Acquisition  with and into Bairnco with Bairnco being the surviving corporation and a subsidiary of the Borrower (the "Merger").

            WHEREAS,  Lender has agreed to loan  money to the  Borrower  for the purposes of partly funding the Acquisition and the Merger and to pay expenses of the Borrower  incurred in connection with the Acquisition and the Merger, on the terms and subject to the provisions contained herein.

            NOW  THEREFORE,  in  consideration  of the  premises  and the mutual promises  contained  herein and for other good and valuable  consideration,  the receipt and  sufficiency  of which is hereby  acknowledged,  the parties  hereto agree as follows:

                                   ARTICLE I.

                        DEFINITIONS AND ACCOUNTING TERMS

            SECTION 1.1.  CERTAIN  DEFINED TERMS.  As used in this  Agreement, the following terms shall have the following meanings:

                  "ACQUISITION" has the meaning in the recitals.

                  "ADVANCE" means an advance under Section 2.1.

                  "AFFILIATE"  means any Person which,  directly or  indirectly, controls or is  controlled  by or is under  common  control  with  another
      Person.  For  purposes  of this  definition,  "control"  (including,  with correlative meanings,  the terms "controlled by" and "under common control with"),  as used with respect to any Person,  means the power to direct or cause  the  direction  of the  management  and  policies  of such  Person, directly or indirectly, whether through the ownership of voting securities or by contract or otherwise.

                  "AMENDMENT TO EXISTING SENIOR FACILITY" means Second Amendment to Loan  and  Security  Agreement,  dated as of the  date  hereof,  by and between the Senior Lender,  Bairnco,  and the Bairnco  Subsidiaries  named therein, in form and substance reasonably satisfactory to Lender.

                  "BAIRNCO SUBSIDIARIES" means any Subsidiary of Bairnco that is a borrower or guarantor under the Existing Senior Facility.

                  "BANKRUPTCY  CODE" means The Bankruptcy Reform Act of 1978, as amended, and codified as 11 U.S.C. Sections 101 ET SEQ.

                  "BORROWER" has the meaning in the preamble.

                  "BRIDGE   FACILITY"  means  that  certain  Loan  and  Security
      Agreement,  dated  as of the date  hereof,  by and  among BZ  Acquisition,
      Bairnco, and the Lender as in effect on the date of this Agreement.

                  "BUSINESS  DAY" means a day of the year on which banks are not required or authorized to close in New York, New York.

                  "CAPITAL  LEASE"  means  any  obligation  to pay rent or other amounts under a lease of (or other  agreement  conveying the right to use)
      any property (whether real, personal or mixed,  immovable or movable) that is required to be classified  and  accounted  for as a  capitalized  lease obligation under GAAP.

                  "CHANGE OF CONTROL"  shall be deemed to have  occurred at such time following the Acquisition and the Merger as:

                  (i) any  "person"  (as that term is used in Section  13(d) and
            14(d)(2)  of the  Securities  Exchange  Act of 1934  (the  "Exchange
            Act")) (other than Lender or its  Affiliates)  becomes,  directly or indirectly,  the "beneficial  owner" (as defined in Rule 13d-3 under the  Exchange  Act as in effect on the date  hereof)  of  securities representing  fifty  percent  (50%) or more of the  combined  voting power  of  the  then  outstanding  voting  securities  of any of the
            Borrower  or  Bairnco or any  successor  of any of the  Borrower  or
            Bairnco;

                  (ii)during  any period of two (2)  consecutive  years or less, individuals  who at the  beginning  of such period  constituted  the
            Board of any of the Borrower or Bairnco  cease,  for any reason,  to constitute at least a majority of such Board, unless the election or nomination  for  election  of each  new  member  of such  Board  was approved  by a vote of at least  two-thirds  of the  members of such
            Board  then  still in office  who were  members of such Board at the beginning of the period;

                  (iii) the  equityholders  of any of the  Borrower  or  Bairnco approve any merger or  consolidation to which any of the Borrower or
            Bairnco  is a party  as a  result  of  which  the  persons  who were equityholders of any of the Borrower or Bairnco, as the case may be,
            immediately   prior  to  the   effective   date  of  the  merger  or
            consolidation (and excluding,  however, any shares held by any party to such merger or  consolidation  and their  Affiliates)  shall have beneficial  ownership  of  less  than  fifty  percent  (50%)  of the combined  voting  power for  election  of  members  of the Board (or equivalent) of the surviving  entity following the effective date of such merger or consolidation; or

                  (iv)  the  equityholders  of any of the  Borrower  or  Bairnco approve any merger or  consolidation as a result of which the equity interests of the  Borrower or Bairnco,  as the case may be, shall be changed,  converted  or  exchanged  (other  than  a  merger  with  a wholly-owned  Subsidiary of the Borrower or Bairnco, as the case may
            be) or any  liquidation  of the  Borrower  or Bairnco or any sale or other  disposition  of fifty  percent (50%) or more of the assets or earnings power of the Borrower or Bairnco, as the case may be.

                  "CODE"  means the Internal  Revenue  Code of 1986,  as amended from time to time, and any successor statute.

                  "COLLATERAL"  has the  same  meaning  given  such  term in the
      Guarantee, Pledge and Security Agreement.

                  "COMMITMENT" means $15,000,000.

                  "CONTROL" when used with respect to any Person means the power to  direct  the  management  and  policies  of such  Person,  directly  or indirectly,  whether  through  the  ownership  of  voting  securities,  by contract or otherwise;  and the terms  "CONTROLLING" and "CONTROLLED" have meanings correlative to the foregoing.

                  "DEBT"  means  (without  duplication),  for  any  Person,  (a)
      indebtedness  of such  Person for  borrowed  money or  arising  out of any extension  of  credit to or for the  account  of such  Person  (including, without  limitation,  extensions of credit in the form of reimbursement or payment  obligations  of such Person  relating to letters of credit issued for the  account of such  Person) or for the  deferred  purchase  price of property or services; (b) indebtedness of the kind described in clause (a)
      of this  definition  which is  secured by (or for which the holder of such debt has any existing  right,  contingent or otherwise,  to be secured by)
      any Lien upon or in Property (including, without limitation,  accounts and contract  rights)  owned by such  Person,  whether or not such  Person has assumed  or  become  liable  for  the  payment  of  such  indebtedness  or obligations;  (c) all  obligations as lessee under any Capital Lease;  (d)
      all  contingent  liabilities  and  obligations  under  direct or  indirect guarantees  in respect of, and  obligations  (contingent  or otherwise) to purchase or otherwise  acquire,  or otherwise to assure a creditor against loss in respect of,  indebtedness  or  obligations  of others of the kinds referred  to in  clauses  (a)  through  (c)  above;  and (e) any  monetary obligation of a Person under or in  connection  with a  sale-leaseback  or similar arrangement.

                  "DEBTOR    LAWS"    means    all    applicable    liquidation,
      conservatorship,   bankruptcy,  moratorium,   arrangement,   receivership,
      insolvency,  reorganization or similar laws including the Bankruptcy Code, or general equitable  principles from time to time in effect affecting the rights of creditors generally.

                  "DEFAULT"  means any event the  occurrence  of which does,  or with the lapse of time or giving of notice or both  would,  constitute  an
      Event of Default.

                  "EQUITY  INTERESTS"  of any  Person  shall  mean  any  and all shares, rights to purchase, options, warrants, general, limited or limited liability partnership interests, member interests,  participation or other equivalents  of or interest in (regardless  of how  designated)  equity of
      such  Person,  whether  voting  or  nonvoting,   including  common  stock,
      preferred stock, convertible securities or any other "equity security" (as such term is defined in Rule 3a11-1 under the  Securities  Exchange Act of
      1934).

                  "EVENTS OF DEFAULT" has the meaning specified in Section 9.1.

                  "EXISTING   SENIOR  FACILITY"  means  that  certain  Loan  and
      Security  Agreement,  dated as of November 9, 2006, by and among  Bairnco, the Bairnco  Subsidiaries  named  therein,  and Bank of America,  N.A.,  a national banking  association,  individually as a lender thereunder and as agent for the lenders from time to time  thereunder,  as the same has been amended by that  certain  Waiver and First  Amendment to Loan and Security
      Agreement dated March 23, 2007, and as further amended by the Amendment to
      Existing  Senior  Facility,  and  by  any  other  amendment,  restatement, supplement or other modification made in accordance with the Intercreditor
      Agreement.

                  "GAAP" means  generally  accepted  accounting  principles  set forth in the  opinions and  pronouncements  of the  Accounting  Principles
      Board and the  American  Institute of Certified  Public  Accountants,  and
      statements and pronouncements of the Financial Accounting Standards Board.

                  "GOVERNMENTAL  AUTHORITY"  means  any  (domestic  or  foreign)
      federal,  state,  county,   municipal,   parish,   provincial,   or  other
      government,  or any department,  commission,  board, court, agency, or any other  instrumentality  of any of them or any other political  subdivision thereof,  and any  entity  exercising  executive,  legislative,  judicial, regulatory,  or administrative functions of, or pertaining to, government, including,  without  limitation,  any arbitration panel, any court, or any commission.

                  "GUARANTEE,   PLEDGE  AND   SECURITY   AGREEMENT"   means  the
      Guarantee,   Pledge  and  Security   Agreement   between  the  Lender,  BZ
      Acquisition,  Bairnco and the Bairnco  Subsidiaries,  dated as of the date hereof, in form and substance reasonably satisfactory to the Lender.

                  "HIGHEST LAWFUL RATE" means the maximum  nonusurious  interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged, or received with respect to the Note or on other amounts, if any, due to the Lender pursuant to this Agreement or any other
      Loan Document  under laws  applicable to the Lender which are presently in effect or, to the extent allowed by law, under such  applicable laws which may hereafter be in effect.

                  "INSOLVENCY  PROCEEDING"  means  in  any  case  or  proceeding commenced by or against a Person  under any state,  federal or foreign law for,  or any  agreement  of such  Person to, (a) the entry of an order for relief under the U.S.  Bankruptcy  Code, or any other  insolvency,  debtor relief or debt adjustment law; (b) the appointment of a receiver, trustee,

      liquidator, administrator,  conservator or other custodian for such Person or any part of its Property;  or (c) an  assignment or trust  mortgage for the benefit of creditors.

                  "INTERCREDITOR  AGREEMENT" means the Intercreditor  Agreement, dated as of the date hereof, by and between the Senior Lender and Lender.

                  "INTEREST RATE" has the meaning specified in Section 2.3.

                  "ISSUE  DATE"  means  the  date on which  the  Note is  issued pursuant to this Agreement.

                  "LEGAL  REQUIREMENT"  means  any  order,  constitution,   law,
      ordinance, principle of common law, regulation, rule, statute or treaty of any applicable Governmental Authority.

                  "LIEN"  means  any  security   interest,   mortgage,   pledge,
      hypothecation,  charge, claim, option, right to acquire, adverse interest, assignment, deposit arrangement,  encumbrance,  restriction,  statutory or
      other  lien,   preference,   priority  or  other  security   agreement  or
      preferential  arrangement of any kind or nature whatsoever  (including any conditional sale or other title retention  agreement,  any financing lease involving  substantially the same economic effect as any of the foregoing, and the filing of any  financing  statement  under the Uniform  Commercial
      Code or comparable law of any jurisdiction).

                  "LOAN   DOCUMENTS"   means  this  Agreement,   the  Note,  the
      Guarantee,  Pledge and  Security  Agreement,  and each other  certificate,
      instrument,   agreement  or  document  delivered  by  any  Loan  Party  in connection with the transactions contemplated by this Agreement.

                  "LOAN PARTY" means the  Borrower,  BZ  Acquisition,  Bairnco and each Bairnco Subsidiary.

                  "MATERIAL  ADVERSE EFFECT" means (i) a material adverse effect on the  transactions  contemplated  hereby  (including a material  adverse effect on the  ability  of any party  hereto to  perform  its  obligations hereunder) or (ii) an adverse  effect on the business,  Property,  assets, liabilities,  operations,  results of operations,  condition (financial or otherwise) or prospects of the Loan  Parties,  if any, that is material to the Loan  Parties,  taken as a whole,  other  than as a result of  adverse economic  conditions in the United States  generally or as a result of any act or omission contemplated by this Agreement.

                  "MATURITY  DATE" means the earliest to occur of (a) the second anniversary  of the Issue Date of the Note,  or (b) such  earlier  time to which the Obligations may be accelerated under Section 9.1.

                  "MERGER" has the meaning in the recitals.

                  "NOTE" means the  promissory  note issued under this Agreement pursuant to Section 2.2.

                  "OBLIGATIONS" means all of the obligations of the Borrower now or hereafter  existing  under the Loan  Documents,  whether for principal, interest, fees, expenses, indemnification or otherwise.

                  "PERMITTED LIENS" has the meaning specified in Section 8.3.

                  "PERSON" means an individual,  partnership,  limited liability company  (including a business trust or a real estate  investment  trust), joint stock company, trust, unincorporated association, corporation, joint venture or other entity,  or a government or any political  subdivision or agency thereof.

                  "PLAN" means the WHX Pension Plan.

                  "PLAN  WAIVER  OBLIGATIONS"  means Debt of the Borrower to the
      Plan to the extent of $15,505,353, which is the outstanding balance of the waiver  granted by the Internal  Revenue  Service by letter dated December
      20, 2006 for  contributions  owed to the Plan for the 2005 Plan year, plus
      interest,   costs,   reasonable   attorneys'  fees,  and  other  costs  of
      collection, and including other obligations that may arise thereunder.

                  "PROPERTY" means any interest or right in any kind of property or asset, whether real, personal,  or mixed, owned or leased,  tangible or intangible, and whether now held or hereafter acquired.

                  "RESPONSIBLE  OFFICER" means with the chief financial  officer or the chief  accounting  officer of Borrower,  as  designated  in reports filed with the Securities and Exchange Commission ("SEC").

                  "SENIOR DEBT" means the Obligations  under (and as defined in)
      the Existing Senior Facility and the Bridge Facility.

                  "SENIOR LENDER" means Bank of America,  N.A., a national bank, as agent  for the  financial  institutions  party to the  Existing  Senior
      Facility from time to time as lenders.

                  "SOLVENT"  means  as to  any  Person,  such  Person  (a)  owns
      Property  whose fair salable value is greater than the amount  required to pay all of its debts (including  contingent,  subordinated,  unmatured and unliquidated  liabilities);  (b) owns Property  whose present fair salable value (as defined  below) is greater than the probable  total  liabilities
      (including   contingent,    subordinated,   unmatured   and   unliquidated
      liabilities)  of such Person as they become  absolute and matured;  (c) is able to pay all of its debts as they  mature;  (d) has capital that is not unreasonably  small for its  business  and is  sufficient  to carry on its business and transactions and all business and transactions in which it is about to engage;  (e) is not  "insolvent"  within  the  meaning of Section
      101(32) of the U.S.  Bankruptcy  Code; and (f) has not incurred (by way of assumption or otherwise) any  obligations  or  liabilities  (contingent or otherwise) under any Loan Documents,  or made any conveyance in connection therewith,  with actual intent to hinder,  delay or defraud either present or future creditors of such Person or any of its Affiliates. "Fair salable value"  means the  amount  that  could be  obtained  for  assets  within a reasonable time, either through  collection or through sale under ordinary selling conditions by a capable and diligent seller to an interested buyer who is willing (but under no compulsion) to purchase.

                  "SUBSIDIARY" when used with respect to any Person,  shall mean
      any   corporation  or  other   organization,   whether   incorporated   or
      unincorporated,  of which (i) such Person or any other  Subsidiary of such
      Person is a general  partner or (ii) at least such  number and kind of the securities or other interests  having by their terms ordinary voting power to elect at least  50% of the  board of  directors  or  others  performing similar  functions with respect to such corporation or other  organization is directly or indirectly  owned or controlled by such Person,  by any one or more of its  Subsidiaries,  or by  such  Person  and one or more of its
      Subsidiaries.

            SECTION 1.2. TERMS  GENERALLY.  The definitions in Section 1.1 apply equally to both the singular and plural forms of the terms defined. Whenever the context  requires,  any  pronoun  shall  include  the  corresponding  masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be  construed  as if  followed  by the  words  "without  limitation".  The words
"herein",  "hereof" and  "hereunder"  and words of similar  import refer to this
Agreement  (including  the Exhibits  hereto) in its entirety and not to any part hereof,  unless  the  context  otherwise  requires.  All  references  herein  to
Articles, Sections, and Exhibits are references to Articles and Sections of, and
Exhibits to, this Agreement unless the context  otherwise  requires.  Unless the context otherwise requires,  any references to any agreement or other instrument or  statute  or  regulation  are  to  such  agreement,  instrument,  statute  or regulation as amended and supplemented  from time to time (and, in the case of a statute or  regulation,  to any  successor  provisions).  Any  reference in this
Agreement to a "day" or number of "days" (without the explicit  qualification of
"business")  shall mean a calendar day or number of calendar days. If any action or notice is to be taken or given on or by a particular day, and such day is not a business  day, then such action or notice shall be deferred  until,  or may be taken or given on, the next Business Day.

            SECTION 1.3.  COMPUTATION OF TIME PERIODS.  In this Agreement in the computation of periods of time from a specified date to a later  specified date, unless otherwise specified herein the word "from" means "from and including" and the words "to" and "until" each means "to but excluding".

            SECTION 1.4. ACCOUNTING TERMS. All accounting terms not specifically defined herein shall be construed in accordance  with GAAP consistent with those applied in the  preparation of the financial  statements  filed by Borrower with the SEC under the Exchange Act.

                                   ARTICLE II.

                        AMOUNTS AND TERMS OF THE ADVANCE

            SECTION 2.1.  ADVANCE.  Lender  agrees,  on the terms and conditions hereinafter  set  forth,  to make  an  advance  ("ADVANCE")  on the  Issue  Date consisting  of a term  loan in an amount  equal to the  Commitment.  The  amount outstanding  on such  Advance  shall be payable in  accordance  with Section 3.1 hereof and shall mature and all  outstanding  principal  thereof,  together with accrued and unpaid  interest  thereon,  shall be due and payable on the Maturity
Date.

            SECTION 2.2. THE NOTE. The Borrower shall execute and deliver to the
Lender to evidence  the  Advance,  a term note (the "NOTE") in the amount of the
Commitment. The Note shall be substantially in the form of Exhibit A hereto with the blanks appropriately filled, and shall mature on the Maturity Date, at which time all principal and accrued and unpaid interest then  outstanding  thereunder shall become due and payable.

            SECTION 2.3.  INTEREST.  The Advance  shall bear  interest  from and including  the Issue  Date,  at a rate per annum equal at all times to the Prime
Rate of JPMorgan  Chase plus 7.75 percent (the "INTEREST  RATE"),  adjusted from time to time, provided that, in no event shall the Interest Rate be less than 16 percent  per annum or in excess  of 19  percent  per  annum.  Interest  shall be payable monthly in arrears on the first day of each succeeding month, commencing one month from the Issue Date in accordance with Section 3.1.

            After the  occurrence  and  during  the  continuance  of an Event of
Default the  Advance and all other  Obligations  shall,  at the  election of the
Lenders,  bear  interest at a rate per annum equal to two percent  (2%) PLUS the applicable  Interest Rate (the "DEFAULT RATE").  The additional  interest amount shall be paid in cash monthly in arrears.

            All computations of interest  hereunder  pursuant to this Article II shall be made on the basis of a year of 360 days,  in each  case  including  the first day but  excluding  the last day  occurring  in the  period for which such interest is payable.

                                  ARTICLE III.

                        PAYMENTS, PREPAYMENTS, INCREASED
                                 COSTS AND TAXES

            SECTION 3.1.  PAYMENTS AND COMPUTATIONS

                  (a) The outstanding  principal balance of the Advance shall be payable on the  Maturity  Date,  when all unpaid  principal  of, and accrued  and  unpaid  interest  on,  the  Advance  shall  be due and payable.

                  (b)  Interest  due under the Note  shall be payable in kind at the  Interest  Rate  monthly  in  arrears  on the  first day of each succeeding  month,  commencing  one month from the Issue  Date.  The amount  payable under such payment in kind shall be evidenced by the
            Lender  recording such interest payment on the grid contained in the
            Schedule  to  the  Note.   Any  amounts  so  recorded  shall  become

            Obligations  of  the  Borrower  under  this  Agreement,  shall  bear interest in accordance  with Section 2.3 hereof and shall be payable in full on the Maturity Date.

                  (c) All interest payable on the Maturity Date shall be paid in cash.

                  (d) Whenever any payment  under the Note shall be stated to be due on a day other than a Business  Day,  such payment shall be made on the next  succeeding  Business  Day,  and such  extension of time shall in such case be  included  in the  computation  of  payment of interest.

            SECTION 3.2.  MANDATORY PREPAYMENTS

            If,  while any amount of  principal  or accrued but unpaid  interest remain  outstanding  on the  Note,  any Loan  Party  conducts  any  sales of its securities or any sale of its assets  permitted  under the Loan  Documents,  the
Borrower  shall  cause  such Loan  Party,  immediately  upon  receipt of the net proceeds  of such sale,  to pay to the Lender all of such net  proceeds up to an amount equal to the aggregate amount of principal of and accrued interest on the
Note.  Lender shall apply any such proceeds,  in its sole discretion,  to prepay amounts of principal of and/or  accrued  interest on the Note then  outstanding, without any penalty or premium.

            SECTION 3.3. VOLUNTARY PREPAYMENTS.  The Borrower may, upon at least five (5) Business  Days' prior written  notice to the Lender,  prepay all or any portion of the principal balance of the Obligations  without penalty or premium.
Such notice shall be irrevocable and the payment amount specified in such notice shall be due and payable on the prepayment  date  described in such notice.  Any portion of the  principal  amount of the Advance  which is prepaid in accordance with this Section shall reduce the  principal  amount of the Note and may not be reborrowed.

            SECTION 3.4.  TAXES

                  (a) Any and all payments by the Borrower  under the Note shall be made,  in  accordance  with  Section  3.1,  free and clear of and without  deduction for any and all present or future taxes,  levies, imposts,  deductions,  charges or withholdings,  and all liabilities with respect thereto,  excluding,  in the case of the Lender,  taxes imposed on its income,  and  franchise  taxes  imposed on it, by the jurisdiction  under the laws of which the Lender is organized or any political  subdivision thereof. If the Borrower shall be required by law to deduct any such amounts from or in respect of any sum payable under the Note to the Lender, (i) the sum payable shall be increased as may be necessary  so that after  making all  required  deductions
            (including  deductions  applicable to additional  sums payable under this Section 3.4) the Lender  receives an amount equal to the sum it would have  received  had no such  deductions  been  made,  (ii) the
            Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with  applicable  law. The Borrower  further agree to pay any present or future stamp or documentary taxes or any other  excise or property  taxes,  charges or similar  levies  which arise from any  payment  made under the Note or from the  execution, delivery or  registration  of, or  otherwise  with  respect to, this
            Agreement or the Note.

                  (b) The  Borrower  will  indemnify  the  Lender  for the  full amounts  payable  pursuant  to Section  3.4(a)  (including,  without
            limitation,   any  taxes  or  such  other  amounts  imposed  by  any
            Governmental  Authority on amounts  payable  under this Section 3.4)
            paid by the Lender and any liability (including penalties,  interest and expenses) arising therefrom or with respect thereto,  whether or not such amounts were correctly or legally asserted.

Without  prejudice  to the  survival  of any  other  agreement  of the  Borrower hereunder,  the  agreements and  obligations  of the Borrower  contained in this
Section 3.4 shall  survive the payment in full of principal  and interest  under the Note.

                                   ARTICLE IV.

                                    SECURITY

            SECTION 4.1. GRANT OF SECURITY  INTEREST.  BZ Acquisition,  Bairnco,
the Bairnco Subsidiaries and Lender have entered into the Guarantee,  Pledge and
Security  Agreement  in order to grant to Lender,  subject  only to those  Liens described  in Section  8.3(a),  (b),  (c),  (d),  (e) and (g), a first  priority security interest in and to all Property of BZ Acquisition, Bairnco, the Bairnco
Subsidiaries and any other  Collateral (as defined in the Guarantee,  Pledge and
Security Agreement) to secure prompt repayment of any and all Obligations and in order to secure prompt  performance  by the Borrower of its covenants and duties under the Loan Documents.

            SECTION 4.2.  DELIVERY OF  ADDITIONAL  DOCUMENTATION  REQUIRED.  The
Borrower shall, and shall cause the Bairnco Subsidiaries to, execute and deliver to the  Lender,  prior to or  concurrently  with the  Borrower's  execution  and delivery  of this  Agreement  and at any time  thereafter  at the request of the
Lender, all financing statements,  continuation  financing  statements,  fixture filings,  security  agreements,  assignments,  endorsements  of  certificates of title,  applications  for title,  affidavits,  reports,  notices,  schedules  of accounts,  letters of  authority,  and all other  documents  that the Lender may reasonably  request,  in form  satisfactory  to Lender,  to perfect and maintain perfected  the Lender's  security  interests in the  Collateral  and in order to fully consummate all of the transactions contemplated under the Loan Documents.

                                   ARTICLE V.

                              CONDITIONS OF LENDING

            SECTION 5.1. CONDITIONS  PRECEDENT TO THE ADVANCE. The obligation of the Lender to make the Advance is subject to the  condition  precedent  that the
Lender shall have received, in form and substance satisfactory to the Lender:

                  (a) NOTE.  A Note  representing  the  aggregate  amount of the
            Advance,  duly  executed by the Borrower and payable to the order of the Lender.

                                       10

                  (b) EXECUTED  SUBORDINATED LOAN AND SECURITY  AGREEMENT.  This
            Agreement, duly executed by the Borrower.

                  (c)  CORPORATE  AUTHORIZATIONS.  Resolutions  of the  board of directors of the Borrower  approving and  authorizing the execution, delivery, and performance by the Borrower of each Loan Document, the notices and other documents to be delivered by the Borrower pursuant to each Loan Document, and the transactions contemplated thereunder.

                  (d) GOOD STANDING. Certificates of appropriate officials as to the existence and good standing of the Borrower in its  jurisdiction of incorporation.

                  (e)  GUARANTEE,   PLEDGE  AND  SECURITY  AGREEMENT.  The  duly
            executed Guarantee, Pledge and Security Agreement.

                  (f) AMENDMENT TO EXISTING SENIOR  FACILITY.  The duly executed
            Amendment to Existing Senior Facility.

                  (g) CLOSING  DELIVERIES.  Lender shall have received,  in form
            and  substance   reasonably   satisfactory  to  Lender,   all  other
            agreements, notes, certificates,  orders, authorizations,  financing statements,  and  other  documents  which  Lender  may at  any  time reasonably request.

                  (h)   SECURITY   INTERESTS.   Lender   shall   have   received
            satisfactory  evidence that all security interests and liens granted to Lender for the benefit of Lender  pursuant to this  Agreement  or the other Loan  Documents  have been duly  perfected and  constitute first  priority liens on the  Collateral,  subject only to Permitted
            Liens.

                  (i)  REPRESENTATIONS  AND WARRANTIES.  The representations and warranties  of  the  Borrower  contained  herein  and  in  the  Loan
            Documents shall be true, correct and complete on and as of the Issue
            Date to the  same  extent  as  though  made on and as of that  date, except for any  representation or warranty limited by its terms to a specific date.

                  (j) NO DEFAULT. No event shall have occurred and be continuing or would result from funding the Advance  that would  constitute  an
            Event of Default or a Default.

                  (k)  PERFORMANCE  OF  AGREEMENTS.  Each Loan Party  shall have performed in all material  respects all agreements and satisfied all conditions which any Loan Document provides shall be performed by it on or before the Issue Date, in each case to the satisfaction of the
            Lender.

                  (l) NO PROHIBITION. No order, judgment or decree of any court, arbitrator  or  Governmental  Authority  shall  purport to enjoin or restrain Lender from making the Advance.

                                       11

                  (m) NO  LITIGATION.  There  shall  not be  pending  or, to the knowledge of any Loan Party, threatened,  any action, charge, claim, demand, suit, proceeding,  petition,  governmental  investigation or arbitration  by,  against or affecting  any Loan Party or any of its
            Subsidiaries  or  any  Property  of  any  Loan  Party  or any of its
            Subsidiaries  that has not been  disclosed to Lender by Loan Parties in writing, and there shall have occurred no development in any such
            action,   charge,   claim,  demand,  suit,   proceeding,   petition,
            governmental  investigation  or arbitration  that, in the reasonable opinion of Lender,  would  reasonably be expected to have a Material
            Adverse Effect.

                  (n)  ACQUISITION.  Each  of the  conditions  precedent  to the
            consummation   of  the   Acquisition   (excluding   receipt  of  the
            Acquisition consideration) shall have been satisfied in all material respects  to the  reasonable  satisfaction  of the  Lender,  and not waived,  except  with  the  prior  written  consent  of the  Lender.
            Shareholders holding at least 50% of the Equity Interests of Bairnco
            (on a fully diluted  basis) shall have  tendered  their shares under the Acquisition.

                  (o) INSURANCE.  Lender shall receive, within ten business days following  the Issue  Date,  certificates  of  insurance,  insurance policies or binders for insurance with respect to each Loan Party in types and amounts, under terms and conditions satisfactory to Lender with  appropriate  endorsements  naming  Lender as loss payee and/or additional insured, as appropriate.

                  (p) MATERIAL  ADVERSE CHANGE.  Since December 31, 2006,  there shall  have  been  no  material  adverse  change  in  the  business, operations, assets, properties,  liabilities,  profits, prospects or financial  position  of  the  Loan  Parties  taken  as  a  whole  as determined by the Lender in its sole discretion

                  (q)  SOLVENCY.  Each Loan  Party  shall have  demonstrated  to
            Lender that after  giving  effect to the  transactions  contemplated hereby,  such Loan Party is  solvent,  able to meet its  obligations
            (including  the  Obligations)  as they  mature  and  has  sufficient capital to enable it to operate its business as currently  conducted or proposed to be conducted.

                                   ARTICLE VI.

                         REPRESENTATIONS AND WARRANTIES

            In order to induce  the  Lender to enter  into this  Agreement,  the
Borrower  represents  and warrants to the Lender as of the date hereof and as of the Issue Date that:

            SECTION 6.1. EXISTENCE.  Each Loan Party is duly organized,  validly existing, and in good standing under the laws of the jurisdiction in which it is incorporated  or organized  and is duly  qualified or licensed to do business in all  jurisdictions  where the Property  owned or the business  transacted  by it makes such  qualification  necessary  and where the  failure to be so  qualified could reasonably be expected to have a Material Adverse Effect.

                                       12

            SECTION  6.2.  POWER  AND  AUTHORIZATION.  Each  Loan  Party is duly authorized and empowered to execute,  deliver, and perform its obligations under each Loan  Document and all  corporate or other action on such Loan Party's part requisite for the due execution, delivery, and performance of each Loan Document has been or will be duly and effectively taken.

            SECTION 6.3. BINDING OBLIGATIONS. Each Loan Document constitutes the legal, valid and binding obligation of each Loan Party party thereto enforceable
against  such  Loan  Party  in  accordance  with  its  terms,   except  as  such
enforceability may be limited by any Debtor Law, or by principles  governing the availability of equitable remedies.

            SECTION  6.4.  GOVERNMENT  APPROVALS.  The  execution,  delivery and performance by each Loan Party of each Loan Document to which such Loan Party is or is to become a party and the transactions  contemplated hereby and thereby do not  require  the  approval  or consent  of, or filing  with,  any  Governmental
Authority other than those already obtained.

            SECTION 6.5. TAXES; GOVERNMENTAL CHARGES. Each Loan Party has timely filed or caused to be timely filed all federal,  state,  and foreign  income tax returns  which are  required to be filed,  and has paid or caused to be paid all taxes as shown on such returns or on any assessment received by it to the extent that such taxes have become due,  except for such taxes and  assessments  as are being  contested in good faith in  appropriate  proceedings  and reserved for in accordance with GAAP.

            SECTION 6.6. COMPLIANCE WITH LAW. The business and operations of the
Loan Parties, as conducted,  are in compliance in all material respects with all
Legal Requirements.

            SECTION 6.7. TITLE TO PROPERTIES;  LIENS.  Each Loan Party has good, sufficient  and legal title to, or interest in, all of the  Collateral  (and any other material Properties and assets, if any) and will have good, sufficient and legal  title to all  after-acquired  Collateral  (and any  other  after-acquired material  Properties  and assets,  if any), in each case,  free and clear of all
Liens except for the Permitted Liens. Lender has a valid,  perfected and, except for Liens set forth in clauses (c), (d) and (e) of the  definition  of Permitted
Liens,  first  priority  Liens in the  Collateral,  securing  the payment of the
Obligations,  and such Liens are entitled to all of the rights,  priorities  and benefits  afforded by the UCC or other applicable law as enacted in any relevant jurisdiction which relates to perfected Liens.

            SECTION 6.8. LITIGATION. There are no actions, suits, proceedings or investigations  of any kind pending or threatened  against any Loan Party before any  court,  tribunal  or  administrative  agency or board  that,  if  adversely determined,  might,  either  in any  case  or in the  aggregate,  reasonably  be expected to have a Material Adverse Effect.

            SECTION  6.9. NO DEFAULT OR EVENT OF DEFAULT.  No event has occurred or is continuing which constitutes a Default or Event of Default hereunder.

                                       13

                                  ARTICLE VII.

                     AFFIRMATIVE COVENANTS OF THE BORROWERS

            Until such time as all  Obligations  shall be  indefeasibly  paid in full, the Borrower  covenants and agrees that, unless the Lender shall otherwise consent in writing:

            SECTION 7.1. COMPLIANCE WITH LAWS, ETC. The Borrower will comply, in all material respects with all applicable Legal Requirements; provided, however, that the Borrower will comply in full with any applicable Legal Requirements the failure  with which to comply  could  reasonably  be expected to have a Material
Adverse Effect.

            SECTION 7.2.  REPORTING AND NOTICE  REQUIREMENTS.  The Borrower will furnish to the Lender:

                  (a)  NOTICE OF  DEFAULT.  Promptly  after any  officer  of the
            Borrower  knows or has  reason to know that any  Default or Event of
            Default has  occurred,  a written  statement  of such officer of the
            Borrower  setting  forth the  details  of such  Default  or Event of
            Default and the action  which the  Borrower has taken or proposes to take with respect thereto.

                  (b) NOTIFICATION OF CLAIM AGAINST THE COLLATERAL. The Borrower
            will, immediately upon becoming aware thereof,  notify the Lender in writing of any setoff,  withholdings  or other defenses to which any of the  Collateral,  or the  Lender's  rights  with  respect  to the
            Collateral, are subject.

            SECTION 7.3.  USE OF  PROCEEDS.  The proceeds of the Advance will be exclusively  used by the Borrower to partly fund the  Acquisition and the Merger and to pay expenses incurred in connection with the Acquisition and the Merger.

            SECTION 7.4.  TAXES AND LIENS.  The Borrower will pay and discharge, or will cause to be paid and discharged,  promptly all taxes,  assessments,  and governmental  charges or levies  imposed upon the Borrower or upon the income of any  Property  of the  Borrower  as well as all  claims of any kind  (including, without limitation,  claims for labor, materials,  supplies, and rent) which, if unpaid,  might  become a Lien upon any  Property  of the  Borrower,  except such taxes,  assessments,  governmental  charges or levies contested in good faith by the Borrower and which adequate reserves are maintained in accordance with GAAP.

            SECTION 7.5. MAINTENANCE OF PROPERTY. The Borrower will at all times maintain,  preserve,  protect,  and keep, or cause to be maintained,  preserved, protected,  and kept, its Property in good repair,  working order, and condition
(ordinary wear and tear excepted) and consistent with past practice.

            SECTION 7.6. RIGHT OF INSPECTION.  From time to time upon reasonable notice to the Borrower,  the Borrower will permit any officer or employee of, or agent  designated  by, the Lender to visit and inspect any of the  Properties of any Loan Party,  examine such Loan Party's corporate books or financial records, take copies and  extracts  therefrom,  and discuss the  affairs,  finances,  and accounts of such Loan Party with its officers,  certified public accountants and legal counsel,  all as often as the Lender may reasonably desire,  provided that such visits and  inspections  shall be made only during business hours and so as not to interfere  unreasonably  with the business  and  operations  of such Loan
Party.  All confidential or proprietary  information  provided to or obtained by the Lender  under this section or under any other  provision  of this  Agreement

                                       14

shall be held in  confidence  by the Lender in the same manner and with the same
degree  of  protection  as  the  Lender   exercises  with  respect  to  its  own
confidential  or  proprietary  information.  For purposes of this  section,  all information  provided  to the  Lender  pursuant  hereto  shall  be  presumed  to
constitute   "confidential  and  proprietary  information"  unless  (i)  Bairnco indicates  otherwise in writing,  (ii) the information was or becomes  generally available to the public  other than as a result of a disclosure  in violation of this section by the Lender or its representatives,  (iii) the information was or becomes  available to the Lender or its  representatives  on a  non-confidential basis from a source other than such Loan Party,  (iv) the information was within the  possession  of the  Lender  or any of its  representatives  prior  to being furnished  by or on behalf of such Loan  Party,  provided  that in each case the source of such information was not bound by a confidentiality agreement known to
Lender  in  respect  thereof   preventing   disclosure  to  the  Lender  or  its
representatives or (v) the information is independently  developed by the Lender
(but only if it does not contain or reflect,  and is not based upon, in whole or in part, any information furnished hereunder which constitutes  "confidential or proprietary information").

            SECTION 7.7.  INSURANCE.  The Borrower  will  maintain  insurance of similar types and coverages as maintained on the date hereof and consistent with past  practice with  financially  sound and  reputable  insurance  companies and associations  acceptable to the Lender based on the Lender's reasonable judgment
(or as to workers' compensation or similar insurance, in an insurance fund or by self-insurance  authorized  by the  jurisdiction  in which  its  operations  are carried on).

            SECTION 7.8. NOTICE OF LITIGATION. The Borrower will promptly notify
Lender in writing of any  litigation,  legal  proceeding or dispute,  other than disputes in the ordinary  course of business or,  whether or not in the ordinary
course  of  business,   involving   amounts  in  excess  of  $50,000,   and  any
investigation  of  the  Borrower  by any  Governmental  Authority,  which  could reasonably  be  expected  to  adversely  affect the  Borrower  or any Loan Party whether or not fully covered by insurance,  and regardless of the subject matter thereof.

            SECTION 7.9.  MAINTENANCE OF OFFICE.  The Borrower will maintain its chief executive office at 555 Theodore Fremd Avenue,  Rye, New York 10580, or at
such other  place in the United  States of  America as it shall  designate  upon written  notice to the Lender,  where notices,  presentations  and demands to or upon the Borrower in respect of the Loan Documents to which it is a party may be given or made.  The Borrower shall notify the Lender in writing of its intent to relocate  any of its  Property at least ten  Business  Days prior to the date of such  proposed  relocation,  specifying  the  Property to be  relocated  and the location to which it will be relocated.

            SECTION 7.10. EXISTENCE. The Borrower will, and will cause each Loan
Party to preserve  and  maintain  its legal  existence  and all of its  material rights, privileges,  licenses,  contracts and Property and assets used or useful to its business.

            SECTION 7.11. FURTHER  ASSURANCES.  The Borrower will cooperate with the Lender and execute, and will cause each Loan Party to execute,  such further instruments and documents as the Lender shall reasonably request to carry out to its satisfaction  the transactions  contemplated by this Agreement and the other
Loan Documents.

                                       15

                                  ARTICLE VIII.

                               NEGATIVE COVENANTS

            Until such time as all  Obligations  shall be  indefeasibly  paid in full, the Borrower covenants and agrees that, without the written consent of the
Lender:

            SECTION 8.1.  IMPAIRMENT OF RIGHTS. The Borrower will not undertake, or permit any Loan Party to undertake,  any action or engage in any  transaction or activity the intent or reasonably  expected  consequences  of which may be to impair the Lender's rights hereunder.

            SECTION 8.2.  RESTRICTIONS  ON DEBT.  The  Borrower  will not permit
Bairnco or any Bairnco Subsidiary to create,  incur, assume,  guarantee or be or remain liable, contingently or otherwise, with respect to any Debt other than:

                  (a) Senior Debt;

                  (b)  Debt  to  the  Lender  arising  under  any  of  the  Loan
            Documents;

                  (c) Debt in respect of Plan Waiver Obligations;

                  (d) current  liabilities of Bairnco or any Bairnco  Subsidiary incurred in the ordinary course of business not incurred through (i)
            the  borrowing of money,  or (ii) the obtaining of credit except for credit on an open  account  basis  customarily  extended and in fact extended in connection with normal purchases of goods and services;

                  (e) Debt  incurred  in the  ordinary  course  of  business  in respect of taxes,  assessments,  governmental  charges or levies and claims for labor,  materials and supplies to the extent that payment therefor  shall not at the time be required to be made in accordance with the provisions of Section 7.4;

                  (f) Debt in respect of  judgments  or awards that have been in force for less than the  applicable  period  for taking an appeal so long as  execution is not levied  thereunder  or in respect of which
            Bairnco  or its  Subsidiary  shall  at the  time  in good  faith  be prosecuting  an appeal or  proceedings  for review and in respect of which a stay of  execution  shall have been  obtained  pending  such appeal or review;

                  (g)  endorsements  for collection,  deposit or negotiation and warranties  of products or  services,  in each case  incurred in the ordinary course of business; and

                  (h) Debt owed by any of Bairnco or any Bairnco  Subsidiary  to trade  vendors,  in the  amount  of the  cost to the  Loan  Party of inventory  held on consignment  from such trade vendors,  including, without  limitation,  in connection  with and pursuant to agreements with such trade vendors.

                                       16

            SECTION 8.3. RESTRICTIONS ON LIENS. The Borrower will not permit any of Bairnco  or any  Bairnco  Subsidiary  to, (i) create or incur or suffer to be created or incurred or to exist any Lien upon any of their respective  Property, or upon the income or profits  therefrom;  (ii) transfer any of such Property or the income or profits  therefrom for the purpose of  subjecting  the same to the payment of Debt or performance of any other obligation in priority to payment of its general creditors; (iii) acquire, or agree or have an option to acquire, any property or assets upon  conditional  sale or other title  retention or purchase money  security  agreement,  device or  arrangement;  (iv) suffer to exist for a period of more than thirty (30) days after the same shall have been incurred any
Debt  or  claim  or  demand  against  it  that if  unpaid  might  by law or upon bankruptcy or insolvency,  or otherwise,  be given any priority  whatsoever over its general  creditors;  or (v) sell,  assign,  pledge or otherwise transfer any accounts,  contract rights,  general intangibles,  chattel paper or instruments, with or without recourse;  provided that Bairnco and any Bairnco  Subsidiary may create or incur or suffer to be created or incurred or to exist (the  "PERMITTED
LIENS"):

                  (a) liens to secure taxes,  assessments  and other  government charges in respect of obligations not overdue or liens on properties to secure  claims  for labor,  material  or  supplies  in respect of obligations not overdue;

                  (b) deposits or pledges made in connection  with, or to secure payment of, workmen's compensation,  unemployment insurance, old age pensions or other social security obligations;

                  (c) liens on properties in respect of judgments or awards, the
            Debt with respect to which is permitted by Section 8.2(f);

                  (d)  encumbrances  on real  estate  consisting  of  easements, rights of way, zoning restrictions,  restrictions on the use of real property  and  defects  and  irregularities  in the  title  thereto, landlord's  or lessor's  liens under  leases to which any Bairnco or any  Bairnco  Subsidiary  is a  party,  and  other  minor  liens  or encumbrances  none of which in the opinion of the Lender  interferes materially  with the use of the  Property  affected in the  ordinary conduct of the business of the such Loan Party, which defects do not individually  or in the aggregate have a Material  Adverse Effect on the business of such Loan Party  individually  or of Bairnco and any
            Bairnco Subsidiary on a consolidated basis;

                  (e) purchase money security interests incurred in the ordinary course;

                  (f) Liens  securing the Senior Debt under the Existing  Senior
            Facility.

                  (g) Liens securing Plan Waiver Obligations; and

                  (h) Liens securing the Bridge Facility.

            SECTION 8.4. MERGERS AND ACQUISITIONS.  The Borrower will not permit
Bairnco  or  any  Bairnco  Subsidiary  to,  become  a  party  to any  merger  or consolidation,  or agree to or effect any asset acquisition or stock acquisition
(other  than the  acquisition  of assets  in the  ordinary  course  of  business consistent with past practices)  other than the Acquisition and the Merger.  The

                                       17

Borrower  will not permit  Bairnco or any  Bairnco  Subsidiary  to,  agree to or effect any asset  acquisition or stock  acquisition,  other than the Acquisition and the Merger,  without the prior written  consent of the Lender.  The Borrower will  cause  Bairnco  and each  Bairnco  Subsidiary  not to  create  or form any
Subsidiaries without the prior written consent of Lender.

            SECTION 8.5. ISSUANCE OF EQUITY  INTERESTS.  The Borrower will cause
Bairnco  and  each  Bairnco  Subsidiary  not  to  issue  any  Equity  Interests, including, without limitation, any issuance of warrants, options or subscription or  conversion  rights  (other  than under any  existing  employee  compensation scheme),  unless (i) the relevant Loan Party receives  solely cash proceeds from each such  issuance,  (ii) the net  proceeds  from such  issuance are applied in accordance  with Section 3.2 hereof and (iii) no Default or Event of Default has occurred and is continuing at the time any such issuance is consummated and none would exist  (whether or not after the expiration of time or giving of notice or both) after giving effect thereto.

            SECTION 8.6. RESTRICTIONS ON AMENDMENTS OF EXISTING SENIOR FACILITY.
The Borrower  will cause Bairnco and each Bairnco  Subsidiary  not to enter into any amendment, refinancing,  modification, renewal, or extension of the Existing
Senior  Facility if the terms and  conditions  of such  amendment,  refinancing, modification, renewal, or extension, in Lender's reasonable judgment, materially impair the prospects of repayment of the  Obligations  by Borrower or materially impair any Loan Party's  creditworthiness,  or any such amendment,  refinancing, modification,  renewal,  or  extension  results in an increase in the  principal amount of the Debt so refinanced, renewed, or extended.

                                   ARTICLE IX.

                                EVENTS OF DEFAULT

            SECTION  9.1.  EVENTS OF  DEFAULT.  If any of the  following  events
("EVENTS OF  DEFAULT")  shall occur and,  after  written  notice  thereof by the
Lender to Bairnco,  shall not have been cured within five  calendar days (in the case of  monetary  defaults)  or 15  calendar  days  (in the  case of all  other defaults) unless a shorter period of time is specified below:

                  (a) the Borrower shall fail to pay principal of or interest on the Note or other  amounts due under the Note or this  Agreement  or any other Loan Document, when the same becomes due and payable; or

                  (b) any representation or warranty made any Loan Party (or any of its officers) under or in connection with any Loan Document shall prove to have been untrue or incorrect when made or deemed made; or

                  (c) any Loan Party  shall fail to perform or observe any term, covenant or agreement contained herein or in any other Loan Document within 15 days  after a senior  officer  has  knowledge  thereof  or receives  notice  thereof,  written  notice  from the Lender to cure same, whichever is sooner; or

                  (d) any Loan  Party  shall  fail to pay any  principal  of, or premium or interest on, any Debt in excess of $250,000 when the same becomes due and payable  (whether by  scheduled  maturity,  required
            prepayment,   acceleration,   demand  or  otherwise)   unless  being

                                       18

            contested in good faith,  and such failure shall  continue after the applicable  grace  period,  if any,  specified  in the  agreement or instrument  relating to such Debt; or any other event constituting a default (however defined) shall occur or condition shall exist under any  agreement  or  instrument  relating  to any such Debt and shall continue after the  applicable  grace period,  if any,  specified in such  agreement or  instrument,  which would give rise to a right to accelerate such Debt; or

                  (e) the Borrower fails to use the proceeds from the Advance in accordance  with the stated use therefor as  contemplated by Section
            7.3; or

                  (f) any  Loan  Party  is  enjoined,  restrained  or in any way prevented by any Governmental Authority from conducting any material part of its business; any Loan Party suffers the loss, revocation or termination  of any  material  license,  permit,  lease or agreement necessary to its business; there is a cessation of any material part of an Loan  Party's  business  for a  material  period of time;  any material  Collateral  or  Property  of an Loan  Party  is  taken  or impaired through condemnation; any Loan Party agrees to or commences any  liquidation,  dissolution or winding up of its affairs;  or any
            Loan Party ceases to be Solvent;

                  (g) any Insolvency  Proceeding is commenced by any Loan Party;
            an Insolvency  Proceeding  is commenced  against any Loan Party and:
            such  Loan  Party  consents  to the  institution  of the  proceeding against it, the petition  commencing  the  proceeding  is not timely controverted  by such Loan Party,  such  petition  is not  dismissed within 30 days after its  filing,  or an order for relief is entered in the  proceeding;  a trustee  (including  an interim  trustee)  is appointed to take  possession of any  substantial  Property of or to operate any of the  business  of any Loan  Party;  or any Loan Party makes  an offer  of  settlement,  extension  or  composition  to its unsecured creditors generally;

                  (h)  the  Guarantee,  Pledge  and  Security  Agreement  or any
            interest  of  the  Lender   thereunder   shall  for  any  reason  be
            terminated,  invalidated,  void or  unenforceable  or any Loan Party shall fail to perform its obligation thereunder;

                  (i) Bairnco  shall  change or attempt to change (i) the number of  authorized  or  outstanding  shares of its common  stock or (ii)
            attempt to liquidate or dissolve  itself,  without the prior written consent of the Lender;

                  (j) there shall  occur any  default or event of default  under the Existing Senior Facility;

                  (k) there shall  occur any  default or event of default  under the Bridge Facility; or

                  (l) there shall occur any Change of Control.

then, and in any such event,  Lender (after providing the notice and opportunity to cure set forth in the first  clause of this  Section)  may,  by notice to the
Borrower, declare the principal amount of the Note, all interest thereon and all

                                       19

other  Obligations  or amounts  payable  under this  Agreement or any other Loan
Document to be forthwith due and payable,  whereupon the Note, all such interest and all such  amounts  shall become and be  forthwith  due and payable,  without presentment,  demand,  protest or further  notice of any kind,  all of which are hereby expressly waived by the Borrower and all interest on and principal of all other Debt owed by the  Borrower  to the  Lender  shall  likewise  become and be forthwith due and payable without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower;  PROVIDED
HOWEVER,  that in the case of any Default pursuant to Subsections (g), (j), (k), or (l) of this  Section  9.1,  all  such  interest  and all such  amounts  shall automatically  become  and be due  and  payable,  without  presentment,  demand, protest,  right to cure or any  notice  of any  kind,  all of which  are  hereby expressly waived by the Borrower.

                                   ARTICLE X.

                                  MISCELLANEOUS

            SECTION  10.1.  SURVIVAL  OF  REPRESENTATIONS  AND  WARRANTIES.  All
representations  and warranties in each Loan Document shall survive the delivery of the  Note and the  making  of the  Advance,  and  shall  continue  after  the repayment  of  the  Note  and  the  Maturity  Date  until  all  Obligations  are indefeasibly  paid in full,  and any  investigation  at any  time  made by or on behalf of the Lender shall not diminish the Lender's right to rely thereon.

            SECTION  10.2.  AMENDMENTS,  ETC.  No  amendment  or  waiver  of any provision of this Agreement or the Note, or any other Loan Document, nor consent by Lender to any  departure  by the  Borrower  therefrom,  shall in any event be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific  instance and for the specific purpose for which given.

            SECTION  10.3.  NOTICES,  ETC. All notices and other  communications provided for hereunder shall be in writing  (including by telex or telefacsimile transmission) and shall be effective when actually delivered,  or in the case of telex notice, when sent,  answerback  received,  or in the case of telefacsimile transmission,  when received and telephonically confirmed, addressed as follows:
if to the  Borrower,  to WHX  Corporation  at its address at 555 Theodore  Fremd
Avenue,  Rye, New York 10580,  Attention:  Chief  Financial  Officer,  facsimile number (914) 925-4496;  if to the Lender,  at its address at 590 Madison Avenue,
32nd floor,  New York, NY 10022 , Attention:  John  McNamara,  facsimile  number
(212)  520-2321;  or as to the  Borrower or the Lender at such other  address as shall be designated by such party in a written notice to the other parties.

            SECTION  10.4.  NO WAIVER;  REMEDIES.  No failure on the part of the
Lender  to  exercise,  and no delay in  exercising,  any  right  under  any Loan
Document  shall  operate  as a waiver  thereof;  nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

            SECTION  10.5.  EXPENSES  AND  ATTORNEYS'  FEES.  Whether or not the
transactions contemplated hereby shall be consummated, each Loan Party agrees to promptly  pay all fees,  costs and  expenses  incurred  in  connection  with any

                                       20

matters  contemplated  by or  arising  out of this  Agreement  or the other Loan
Documents  including the following,  and all such fees, costs and expenses shall be part of the Obligations, payable on demand and secured by the Collateral: (a)
fees, costs and expenses  incurred by Lender  (including  reasonable  attorneys'
fees and expenses and fees of consultants,  accountants and other  professionals retained by Lender)  incurred in connection with the  examination,  review,  due diligence investigation, documentation and closing of the financing arrangements evidenced by the Loan Documents; (b) fees, costs and expenses incurred by Lender
(including  reasonable  attorneys'  fees and expenses,  the  allocated  costs of
Lender's internal legal staff and fees of environmental consultants, accountants and other  professionals  retained by Lender)  incurred in  connection  with the review,  negotiation,  preparation,  documentation,  execution,  syndication and administration  of the Loan Documents,  the Loans, and any amendments,  waivers,
consents,   forbearances  and  other  modifications   relating  thereto  or  any
subordination or intercreditor  agreements,  including reasonable  documentation charges  assessed  by Lender for  amendments,  waivers,  consents  and any other documentation  prepared by Lender's  internal legal staff;  (c) fees,  costs and expenses (including  reasonable attorneys' fees) incurred on behalf of Lender in creating, perfecting and maintaining perfection of Liens in favor of Lender; (d)
fees,  costs and expenses  incurred by Lender in connection  with  forwarding to
Borrower the proceeds of Loans including  Lender's bank's standard wire transfer fee; (e) fees,  costs,  expenses and bank  charges,  including  bank charges for returned checks,  incurred by Lender in  establishing,  maintaining and handling lock box  accounts,  blocked  accounts or other  accounts for  collection of the
Collateral;  (f) fees, costs, expenses (including reasonable attorneys' fees and allocated  costs of  internal  legal  staff) of Lender  and costs of  settlement incurred in  collecting  upon or  enforcing  rights  against the  Collateral  or incurred in any action to enforce this  Agreement or the other Loan Documents or to collect any payments due from the Borrower or any other Loan Party under this
Agreement  or any  other  Loan  Document  or  incurred  in  connection  with any refinancing  or  restructuring  of the credit  arrangements  provided under this
Agreement,  whether  in the  nature of a  "workout"  or in  connection  with any insolvency or bankruptcy proceedings or otherwise.

            SECTION  10.6.  INDEMNITY.  In  addition  to the payment of expenses pursuant to Section 10.5,  whether or not the transactions  contemplated  hereby shall be consummated,  each Loan Party agrees to indemnify, pay and hold Lender, and the officers,  directors,  and employees  of, or  consultants,  auditors and other  persons  engaged by  Lender,  to  evaluate  or  monitor  the  Collateral, affiliates  and  attorneys of Lender and such holders  (collectively  called the
"INDEMNITEES")  harmless from and against any and all liabilities,  obligations, losses, damages,  penalties,  actions, judgments, suits, claims, costs, expenses and  disbursements  of any kind or  nature  whatsoever  (including  the fees and
disbursements   of  counsel  for  such   Indemnitees  in  connection   with  any
investigative,  administrative or judicial  proceeding  commenced or threatened, whether or not such Indemnitee  shall be designated a party thereto) that may be imposed on,  incurred  by, or asserted  against that  Indemnitee,  in any manner relating to or arising out of this  Agreement or the other Loan  Documents,  the consummation of the transactions  contemplated by this Agreement, the statements contained  in the  commitment  letters,  if any,  delivered  by Lender,  and the
Lender's  agreement to make the Loans hereunder,  the use or intended use of the proceeds of any of the Loans or the exercise of any right or remedy hereunder or under the other Loan Documents (the "INDEMNIFIED LIABILITIES"); provided that no
Loan Party shall have any obligation to an Indemnitee  hereunder with respect to
Indemnified  Liabilities arising from the gross negligence or willful misconduct of that Indemnitee as determined by a final  non-appealable  judgment by a court of competent jurisdiction.

                                       21

            SECTION 10.7.  RIGHT OF SET-OFF.  Upon the occurrence and during the continuance of any Event of Default, the Lender is hereby authorized at any time and from time to time,  to the fullest  extent  permitted by law, to set off and apply any and all deposits (general or special,  time or demand,  provisional or final) at any time held and other Debt at any time owing by the Lender to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter  existing under any Loan  Document,  whether or not the  Lender  shall  have made any demand  under the Note and  although  such obligations may be unmatured. Lender agrees promptly to notify Bairnco after any such set-off and application  made by such Lender,  provided that the failure to give such notice shall not affect the validity of such set-off and  application.
The rights of the Lender  under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such the
Lender may have.

            SECTION 10.8. BINDING EFFECT.  This Agreement shall become effective when it shall have been  executed by the Borrower and the Lender and  thereafter shall be binding upon and inure to the benefit of the  Borrower,  the Lender and their  respective  successors and assigns,  except that neither the Borrower nor the Lender  (except as provided in Section  10.9) shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the other.

            SECTION 10.9. ASSIGNMENTS AND PARTICIPATIONS.  The Lender may assign all or a portion of its rights and obligations under this Agreement  (including, without  limitation,  all or a portion of the Note held by it), whether pursuant to a sale of participations or otherwise.

            SECTION 10.10. LIMITATION ON AGREEMENTS.  All agreements between the
Borrower or the Lender,  whether now existing or  hereafter  arising and whether written or oral, are hereby expressly limited so that in no contingency or event whatsoever,  whether by reason of demand  being made in respect of an amount due under any Loan  Document or  otherwise,  shall the amount paid,  or agreed to be paid,  to the Lender for the use,  forbearance,  or detention of the money to be loaned under the Note or any other Loan Document or otherwise or for the payment or  performance of any covenant or obligation  contained  herein or in any other
Loan  Document  exceed  the  Highest  Lawful  Rate.  If,  as  a  result  of  any circumstance whatsoever,  fulfillment of or compliance with any provision hereof or of any of such Loan Documents at the time performance of such provision shall be due or at any other time shall involve  exceeding the amount  permitted to be contracted  for,  taken,  reserved,  charged or  received  by the  Lender  under applicable  usury law,  then,  ipso facto,  the  obligation  to be  fulfilled or complied with shall be reduced to the limit  prescribed by such applicable usury law, and if, from any such circumstance,  the Lender shall ever receive interest or anything  which might be deemed  interest  under  applicable  law which would exceed the Highest  Lawful Rate,  such amount which would be excessive  interest shall be applied,  in the  Lender's  sole  discretion,  to the  reduction of the principal  amount  owing on  account of the Note or the  amounts  owing on other
Obligations of the Loan Parties to the Lender under any Loan Document and not to the  payment of  interest,  or if such  excessive  interest  exceeds  the unpaid principal  balance of the Note and the amounts owing on other Obligations of the
Borrower to the Lender under any Loan Document,  as the case may be, such excess

                                       22

shall be  refunded  to the  Borrower.  All sums paid or agreed to be paid to the
Lender  for the  use,  forbearance,  or  detention  of the  indebtedness  of the
Borrower to the Lender  shall,  to the extent  permitted by  applicable  law, be amortized,  prorated,  allocated,  and spread  throughout  the full term of such indebtedness until payment in full of the principal (including the period of any renewal  or  extension  thereof)  so  that  the  interest  on  account  of  such indebtedness shall not exceed the Highest Lawful Rate.  Notwithstanding anything to the contrary contained in any Loan Document, it is understood and agreed that if at any time the rate of interest which accrues on the  outstanding  principal balance of the Note shall exceed the Highest  Lawful Rate,  the rate of interest which accrues on the outstanding  principal balance of the Note shall be limited to the  Highest  Lawful  Rate,  but any  subsequent  reductions  in the  rate of interest which accrues on the  outstanding  principal  balance of the Note shall not reduce the rate of  interest  which  accrues  on the  outstanding  principal balance of such Note below the  Highest  Lawful  Rate until the total  amount of interest accrued on the outstanding  principal balance of the Note, taken in the aggregate,  equals  the amount of  interest  which  would  have  accrued if such interest rate had at all times been in effect and not been reduced. In the event that any rate of interest  under the Note or any Loan Document is reduced due to the  effect of this  Section  10.10 and there is a  subsequent  increase  in the
Highest Lawful Rate, such interest rate shall,  automatically without any action of the Borrower or Lender,  be increased to the then  applicable  Highest Lawful
Rate. The terms and provisions of this Section 10.10 shall control and supersede every other provision of all Loan Documents.

            SECTION  10.11.  SEVERABILITY.  In  case  any  one  or  more  of the provisions contained in any Loan Document to which the Borrower is a party or in any  instrument  contemplated  thereby,  or any  application  thereof,  shall be invalid,  illegal, or unenforceable in any respect, the validity,  legality, and enforceability  of the remaining  provisions  contained  therein,  and any other application thereof, shall not in any way be affected or impaired thereby.

            SECTION  10.12.  GOVERNING LAW. This Agreement and the Note shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and to be performed entirely within such state.

            SECTION   10.13.   SUBMISSION  TO   JURISDICTION;   WAIVERS.   THE
BORROWER AND THE LENDER IRREVOCABLY AND UNCONDITIONALLY:

                  (a) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR
            PROCEEDING  RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR
            FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT  THEREOF,
            TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE
            OF NEW YORK,  THE  COURTS OF THE UNITED  STATES OF  AMERICA  FOR THE
            SOUTHERN  DISTRICT  OF NEW  YORK,  AND  APPELLATE  COURTS  FROM  ANY
            THEREOF;

                  (b) WAIVES ANY OBJECTION  THAT IT MAY NOW OR HEREAFTER HAVE TO
            THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT
            SUCH PROCEEDING WAS BROUGHT IN AN INCONVENIENT  FORUM AND AGREES NOT
            TO PLEAD OR CLAIM THE SAME;

                                       23

                  (c) AGREES THAT SERVICE OF PROCESS IN ANY SUCH LEGAL ACTION OR
            PROCEEDING  MAY  BE  EFFECTED  BY  MAILING  OF A  COPY  THEREOF  (BY
            REGISTERED OR CERTIFIED  MAIL OR ANY  SUBSTANTIALLY  SIMILAR FORM OF
            MAIL  POSTAGE  PREPAID)  TO THE  ADDRESS  SET FORTH IN SECTION  10.3
            HEREOF OR AT SUCH OTHER  ADDRESS OF WHICH THE OTHER  PARTIES  HERETO
            SHALL HAVE BEEN NOTIFIED IN WRITING PURSUANT TO SECTION 10.3.

                  (d) THE  BORROWER AND THE LENDER EACH WAIVES ITS RIGHT TO JURY
            TRIAL WITH RESPECT TO ANY LEGAL ACTION ARISING UNDER THIS AGREEMENT.

            SECTION  10.14.  SPECIAL  PROVISIONS  RELATING  TO  BAIRNCO  AND THE
BAIRNCO SUBSIDIARIES. Notwithstanding anything to the contrary contained in this
Agreement or any other Loan Document, neither Bairnco nor any Bairnco Subsidiary shall be bound by the terms of any Loan Document, or be a "Loan Party" hereunder or thereunder  until the  consummation of the Merger,  PROVIDED that Bairnco and the Bairnco  Subsidiaries  shall be  considered  "Loan  Parties"  solely for the purposes  of  any  representation,  warranty  and  covenant  contained  in  this
Agreement or any other Loan Document,  and any such  representation  or warranty with  respect to Bairnco or the  Bairnco  Subsidiaries  shall be deemed  made to
Lender by Borrower  until the  consummation  of the Merger at which time Bairnco
and  each   Bairnco   Subsidiary   shall  be  deemed  to  have  made  each  such
representation, warranty and covenant directly to Lender.

            SECTION  10.15.  EXECUTION IN  COUNTERPARTS.  This  Agreement may be
executed in any number of counterparts  and by facsimile,  each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  [Remainder of Page Intentionally Left Blank]

                                       24

              [Signature Page to Subordinated Loan Agreement (WHX)]

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective  officers  thereunto duly authorized,  as of the date first above written.

                                         WHX CORPORATION

                                         By:
                                             -----------------------------------
                                             Name: James McCabe
                                             Title: Senior Vice President

                                         STEEL PARTNERS II, L.P.

                                         By:  Steel Partners, L.L.C.
                                              General Partner

                                         By:
                                             -----------------------------------
                                             Name: Warren G. Lichtenstein
                                             Title: Managing Member

             [Signature Page to Subordinated Loan Agreement (WHX)]

                                                                       EXHIBIT A

                            SECURED SUBORDINATED NOTE

$15,000,000                                                       April __, 2007

            FOR  VALUE  RECEIVED,  the  undersigned  (the  "BORROWER"),   HEREBY
PROMISES TO PAY to the order of Steel  Partners II, L.P. (the  "LENDER"),  on or before the Maturity  Date (as such term is defined in the Loan  Agreement),  the principal  sum  of  Fifteen  Million  and  No/100  Dollars  ($15,000,000.00)  in
accordance  with the terms and  provisions  of that  certain  Subordinated  Loan
Agreement  dated as of April __, 2007 by and between the Borrower and the Lender
(as same may be amended, modified, increased,  supplemented and/or restated from time to time,  the "LOAN  AGREEMENT";  capitalized  terms  used  herein  and not otherwise  defined herein shall have the meanings  ascribed to such terms in the
Loan Agreement).

            The outstanding  principal  balance of this Note,  together with all accrued and unpaid  interest  thereon,  shall be due and payable on the Maturity
Date.  The  Borrower  promise to pay  interest on the unpaid  principal  balance
(including  any  interest  to be paid in kind  hereunder)  of this Note from the
Issue Date until the principal  balance thereof is paid in full.  Interest shall accrue on the outstanding  principal balance  (including any interest to be paid in kind  hereunder)  of this Note from and  including  the Issue Date to but not including the Maturity  Date at the rate or rates,  and shall be due and payable on the dates and paid in accordance with the terms and conditions,  set forth in the Loan Agreement.

            Payments of principal, and all amounts due with respect to costs and expenses  pursuant to the Loan  Agreement,  shall be made in lawful money of the
United States of America in  immediately  available  funds,  without  deduction, set-off or  counterclaim  to the Lender to the account  maintained by the Lender not later than 11:59  a.m.  (New York time) on the dates on which such  payments shall  become due  pursuant  to the terms and  provisions  set forth in the Loan
Agreement.  Interest  due under the Note shall be payable  monthly in arrears on the first day of each  succeeding  month,  commencing  one month  from the Issue
Date, in kind at the Interest  Rate,  with the amount payable under such payment in kind evidenced by the Lender  recording such interest  payment as an addition to the  unpaid  principal  balance  of the  Note on the  grid  contained  in the attached  Schedule.  All interest so recorded shall become part of the principal amount of this Note and shall bear interest in accordance herewith. All interest payable on the Maturity Date shall be paid in cash.  Lender is hereby authorized by  Borrower  to enter and  record on the  schedule  attached  hereto the amount outstanding from time to time under this Note and each payment and prepayment of principal thereon without any further authorization on the part of Borrower.

            After the  occurrence  and  during  the  continuance  of an Event of
Default, interest shall be payable at the Default Rate.

            At its option,  Borrower may make  prepayments  of principal  hereof without penalty,  in whole or in part, at any time, provided that on the date of each such prepayment  Borrower shall pay all then accrued and unpaid interest on the principal amount hereof. The Obligations of the Borrower under this Note and any  additional  note issued  hereunder  are  secured by the Liens and  security interests  granted  pursuant to the Loan  Agreement and the other Loan Documents and are  entitled  to the  benefit  of the Loan  Agreement  and the  other  Loan
Documents,  and are  subject  to all of the  agreements,  terms  and  conditions therein combined.

            If any  payment of  principal  or cash  interest  on this Note shall become due on a day that is not a Business  Day,  such payment  shall be made on the next  succeeding  Business Day and such extension of time shall in such case be included in computing cash interest in connection with such payment.

            This  Note is the  Note  provided  for in,  and is  entitled  to the benefits of the Loan Agreement and the Guarantee, Pledge and Security Agreement,
which,  among other things,  contain provisions for acceleration of the maturity hereof upon the happening of certain stated events,  for  prepayments on account of principal  hereof prior to the maturity  hereof upon the terms and conditions and with the effect  therein  specified,  and  provisions  to the effect that no provision of the Loan Agreement or this Note shall require the payment or permit the collection of interest in excess of the Highest Lawful Rate.

            The  Borrower  and any and all  endorsers,  guarantors  and sureties severally waive grace,  demand,  presentment for payment,  notice of dishonor or default,  protest, notice of protest, notice of intent to accelerate,  notice of acceleration  and diligence in collecting and bringing of suit against any party hereto, and agree to all renewals,  extensions or partial payments hereon and to any release or  substitution  of security  hereof,  in whole or in part, with or without notice, before or after maturity.

            THIS NOTE SHALL BE GOVERNED BY, AND  CONSTRUED IN  ACCORDANCE  WITH,
THE  LAWS OF THE  STATE  OF NEW  YORK  APPLICABLE  TO  CONTRACTS  MADE AND TO BE
PERFORMED WHOLLY WITHIN SUCH STATE.

                  [Remainder of Page Intentionally Left Blank]

            IN WITNESS  WHEREOF,  the  Borrower  has caused this Note to be duly executed and delivered effective as of the date first above written.

                                         WHX CORPORATION

                                         By:
                                             -----------------------------------
                                             Name: James F. McCabe
                                             Title: Senior Vice President

                    [Signature Page to WHX Subordinated Note]

                                SCHEDULE TO NOTE

Borrower:  WHX Corporation                         Date of Note:  April __, 2007

================================================================================
                                                    UNPAID
                    AMOUNT OF      PRINCIPAL       PRINCIPAL     NAME OF PERSON
      DATE          INTEREST       PAYMENTS     BALANCE OF NOTE  MAKING NOTATION
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December 2008
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January 2009
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February 2009
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March 2009
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April 2009
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May 2009
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